As filed with the Securities and Exchange Commission on March 2, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2006

FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant's telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/  /   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/  /   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/  /   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/  /   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01      Entry into a Material Definitive Agreement.

On February 27, 2006, the Compensation Committee (the "Committee") of the Board of Directors of First Charter Corporation (the "Corporation") established performance goals for its senior management, including its executive officers, pursuant to which performance shares may be earned under the Corporation's 2000 Omnibus Stock Option and Award Plan, as amended (the "Plan"). The number of  performance shares actually earned by Plan  participants will be based upon the achievement of targeted charge-off levels, earnings per share as compared to a group of selected peer companies, and cash return on equity. The Committee presently expects to grant a combination of stock options and performance share awards to its executive officers during 2006. In addition, the Committee intends to grant restricted stock awards to other selected participants in the Plan or the RSA Program described below.  As was previously disclosed, the Committee also anticipates granting restricted stock awards to directors during 2006.

 The Committee approved forms of a Performance Shares Award Agreement and a Restricted Stock Award Agreement (collectively, the "Plan Agreements"), each for use in connection with future awards under the Plan.  In addition, the Committee approved a revised form of Restricted Stock Award Agreement (the "RSA Program Agreement") for use with the Corporation's Restricted Stock Award Program (the "RSA Program").  The Plan and RSA Program were previously approved by the shareholders of the Corporation.  Copies of the forms of Plan Agreements and the RSA Program Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.5, respectively.

 Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
10.1 10.2 10.3 10.4 10.5

Form of Performance Shares Award Agreement under the First Charter Corporation 2000 Omnibus Stock Option and Award Plan.

Form of Restricted Stock Award Agreement under the First Charter Corporation 2000 Omnibus Stock Option and Award Plan.

Form of Award Agreement for Incentive Stock Options Granted under the First Charter Corporation 2000 Omnibus Stock Option and Award Plan, incorporated herein by reference to Exhibit 10.32 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004.

Form of Award Agreement for Nonqualified Stock Options Granted under the First Charter Corporation 2000 Omnibus Stock Option and Award Plan, incorporated herein by reference to Exhibit 10.33 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004.

Form of First Charter Corporation Restricted Stock Award Agreement for use with the Restricted Stock Award Program.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION

	By:	/s/ STEPHEN J. ANTAL

Stephen J. Antal Senior Vice President, General Counsel and Corporate Secretary
Dated: March 1, 2006

 EXHIBIT INDEX

Exhibit No.	Description

10.1 10.2 10.3 10.4 10.5

Form of Performance Share Award Agreement under the First Charter Corporation 2000 Omnibus Stock Option and Award Plan.

Form of Restricted Stock Award Agreement under the First Charter Corporation 2000 Omnibus Stock Option and Award Plan.

Form of Award Agreement for Incentive Stock Options Granted under the First Charter Corporation 2000 Omnibus Stock Option and Award Plan, incorporated herein by reference to Exhibit 10.32 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004.

Form of Award Agreement for Nonqualified Stock Options Granted under the First Charter Corporation 2000 Omnibus Stock Option and Award Plan, incorporated herein by reference to Exhibit 10.33 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004.

Form of First Charter Corporation Restricted Stock Award Agreement for use with the Restricted Stock Award Program.